FAIRHOLME FUNDS, INC.

The Fairholme Fund
The Fairholme Focused Income Fund
The Fairholme Allocation Fund

Supplement dated January 22, 2016 to the Prospectus of The Fairholme Fund dated March 27, 2015, as amended, the Prospectus of The Fairholme Focused Income Fund dated March 27, 2015, as amended, the Prospectus of The Fairholme Allocation Fund dated March 27, 2015, as amended, the Summary Prospectus of The Fairholme Focused Income Fund dated March 27, 2015 and the Summary Prospectus of The Fairholme Allocation Fund dated March 27, 2015, as amended. These amendments will be effective February 1, 2016.

The following paragraph and table will replace the first paragraph and table under "Purchase and Sale of The Income Fund Shares" in the summary section of the Prospectus and Summary Prospectus of The Fairholme Focused Income Fund:

Purchases of shares of The Income Fund are subject to the following minimum investment amounts (which may be waived by the Manager in its discretion):

Minimum Investment To Open Account	$10,000
Minimum Subsequent Investment (Non-Automatic Investment Plan Members)	$1,000 for Regular Accounts and IRAs
Minimum Subsequent Investment (Automatic Investment Plan Members)	$250 per month minimum

The following paragraph and table will replace the first paragraph and table under "Purchase and Sale of The Allocation Fund Shares" in the summary section of the Prospectus and Summary Prospectus of The Fairholme Allocation Fund:

Purchases of shares of The Allocation Fund are subject to the following minimum investment amounts (which may be waived by the Manager in its discretion):

Minimum Investment To Open Account	$10,000
Minimum Subsequent Investment (Non-Automatic Investment Plan Members)	$1,000 for Regular Accounts and IRAs
Minimum Subsequent Investment (Automatic Investment Plan Members)	$250 per month minimum

The first paragraph under "HOW TO BUY SHARES OF THE FUNDS -- Purchasing Shares by Telephone" in the Prospectus of The Fairholme Fund, the Prospectus of The Fairholme Focused Income Fund and the Prospectus of The Fairholme Allocation Fund is deleted in its entirety and replaced with the following:

To purchase shares by telephone, a shareholder eligible to invest in a Fund must have an account authorizing such purchases prior to the call. An initial purchase of shares may not be made by telephone. Each telephone purchase of shares must be for a minimum of $1,000 for both regular and IRA accounts purchasing shares of a Fund. Shares of a Fund purchased by telephone will be purchased at that Fund's per share NAV next determined after the Transfer Agent receives the purchase order. Please call Shareholder Services at 1-866-202-2263 for further details.

The first paragraph under "HOW TO BUY SHARES OF THE FUNDS -- Purchasing Shares Online" in the Prospectus of The Fairholme Fund, the Prospectus of The Fairholme Focused Income Fund and the Prospectus of The Fairholme Allocation Fund is deleted in its entirety and replaced with the following:

To purchase shares online, a shareholder eligible to invest in a Fund must have an account authorizing such purchases prior to the transaction. An initial purchase of shares may not be made online. Each online purchase must be for a minimum of $1,000 for both regular and IRA accounts purchasing shares of a Fund. Shares of a Fund purchased online will be purchased at that Fund's per share NAV next determined after the Transfer Agent receives the purchase order. Please call Shareholder Services at 1-866-202-2263 for further details.

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YOU SHOULD RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS AND SUMMARY PROSPECTUS FOR FUTURE REFERENCE.

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